                                                                   EXHIBIT 10.12

                               VOTING AGREEMENT
                               ----------------

          VOTING AGREEMENT, dated as of January ___, 2001 (this "Agreement"), between Ashford.com, Inc. a Delaware corporation ("Ashford"), and [name of stockholder] ("Stockholder")[, and, solely for purposes of Article V hereof, [name of spouse] (the "Spouse")].

                             W I T N E S S E T H :

          WHEREAS, Ashford, Ashford-Guild Art Corporation, a Delaware corporation and a wholly owned subsidiary of Ashford ("Merger Sub"), and Guild.com, Inc., a Delaware corporation (the "Company"), propose to enter into an Agreement and Plan of Reorganization dated as of even date herewith (as the same may be amended from time to time, the "Merger Agreement"; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement), which provides, upon the terms and subject to the conditions thereof, for the merger (the "Merger") of Merger Sub with and into the Company;

          WHEREAS, as of the date hereof, Stockholder owns beneficially or of record or has the power to vote, or direct the vote of, the number of shares of
(i) common stock, $0.001 par value per share ("the Company Common Stock"), of the Company, and/or (ii) Series A preferred stock, $0.001 par value per share (the "Company Series A Preferred Stock"), of the Company, and/or (iii) Series B preferred stock, $0.001 par value per share (the "Company Series B Preferred Stock"), of the Company, and/or (iv) Series C-1 preferred stock, $0.001 par value per share (the "Company Series C-1 Preferred Stock"), of the Company, and/or (v) Series D preferred stock $0.001 par value per share (the "Company Series D Preferred Stock"), of the Company, as set forth opposite such Stockholder's name on Exhibit A hereto. The Company Series A Preferred Stock,
                      ---------
the Company Series B Preferred Stock, the Company C-1 Preferred Stock and the Company Series D Preferred Stock shall collectively be referred to hereunder as the "Company Preferred Stock". All such Company Common Stock and Company Preferred Stock and any shares of Company Common Stock or Company Preferred Stock of which ownership of record or beneficially or the power to vote is hereafter acquired by the Stockholder prior to the termination of this Agreement being referred to herein as (the "Shares"); and

          WHEREAS, as a condition to the willingness of Ashford to enter into the Merger Agreement, Ashford has requested that Stockholder agree to enter into this Agreement, and, in order to induce Ashford to enter into the Merger Agreement, Stockholder has agreed to enter into this Agreement.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants set forth herein and in the Merger Agreement and for other good and valuable consideration the receipt and adequacy of which are acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                         TRANSFER AND VOTING OF SHARES
                         -----------------------------

          SECTION 1.01  Transfer of Shares. Stockholder shall not, directly or
                        ------------------
indirectly, (a) sell, pledge, encumber, transfer or otherwise dispose of any or all of Stockholder's Shares or any interest in such Shares, except pursuant to the Merger Agreement, (b) deposit any Shares or any interest in such Shares into a voting trust or enter into a voting agreement or arrangement with respect to any Shares or grant any proxy with respect thereto (other than as contemplated hereunder), or (c) enter into any contract, commitment, option or other arrangement or undertaking (other than the Merger Agreement) with respect to the direct or indirect acquisition or sale, assignment, pledge, encumbrance, transfer or other disposition of any Shares.

          SECTION 1.02  Vote in Favor of Merger. During the period commencing on
                        -----------------------
the date hereof and terminating at the Effective Time, Stockholder, solely in Stockholder's capacity as a Stockholder of the Company, agrees to vote (or cause to be voted) all of the Shares at any meeting of the stockholders of the Company or any adjournment thereof, and in any action by written consent of the stockholders of the Company (i) in favor of the adoption of the Merger Agreement and approval of the Merger, and in favor of the other transactions contemplated by the Merger Agreement, (ii) against any merger, consolidation, sale of assets, recapitalization or other business combination involving the Company (other than the Merger) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which would result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled, and (iii) in favor of any other matter relating to consummation of the transactions contemplated by the Merger Agreement.

          SECTION 1.03  Vote in Favor of Amendment. Provided that the Merger
                        --------------------------
Consideration is to be allocated as set forth on Exhibit B-1 to the Merger Agreement, during the period commencing on the date hereof and terminating at the Effective Time, Stockholder, solely in Stockholder's capacity as a Stockholder of the Company, agrees to vote (or cause to be voted) all of the Shares at any meeting of the stockholders of the Company or any adjournment thereof, and in any action by written consent of the stockholders of the Company, in favor of the Amendment.

          SECTION 1.04  Grant of Irrevocable Proxy. Concurrently with the
                        --------------------------
execution of this Agreement, Stockholder agrees to deliver to Ashford a proxy with respect to the Stockholder's Shares in the form attached hereto as Exhibit
                                                                        -------
B (the "Proxy"), which shall be irrevocable to the fullest extent permissible by
-
law.

          SECTION 1.05  Termination. The obligations of Stockholder pursuant to
                        -----------
this Article I shall terminate upon the earlier of (i) the Effective Time and
(ii) the date of the termination of the Merger Agreement pursuant to Section 7.1 thereof.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------
                                OF STOCKHOLDER
                                --------------

          Stockholder hereby represents and warrants to Ashford as follows:

          SECTION 2.01  Authorization; Binding Agreement. Stockholder has all
                        --------------------------------
legal right, power, authority and capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by or on behalf of Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to (i) the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors' rights generally and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

          SECTION 2.02  No Conflict; Required Filings and Consents. (a) The
                        ------------------------------------------
execution and delivery of this Agreement and the grant of the irrevocable proxy to Ashford by the Stockholder does not, and the performance of this Agreement and the grant of the irrevocable proxy to Ashford by Stockholder will not, (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Stockholder or by which Stockholder or any of Stockholder's properties is bound or affected, (ii) violate or conflict with the organizational documents of the Stockholder (if any), or (iii) result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to another party any right of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance or restriction on any of the property or assets of Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or any of the Stockholder's properties is bound or affected. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by Stockholder of the transactions contemplated by this Agreement.

          (b) The execution and delivery of this Agreement and the grant of the irrevocable proxy to Ashford by Stockholder does not, and the performance of this Agreement and the grant of the irrevocable proxy to Ashford by Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any governmental or regulatory authority, domestic or foreign, except (i) for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, could not prevent or materially delay the performance by Stockholder of Stockholder's obligations under this Agreement. Stockholder does not have any understanding in effect with respect to the voting or transfer of any Shares, other than this Agreement, the Guild.Com, Inc. Amended and Restated Voting Agreement dated as of August 4, 2000 by and among the Company and the shareholders set forth on the schedules thereto (the "Existing Voting Agreement"), the Guild.Com, Inc. Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of August 4, 2000 by and among the Company and the shareholders set forth on the schedules thereto (the "Co-Sale Agreement") and the Guild.Com, Inc. Amended and Restated Investors' Rights Amendment dated as of August 4, 2000 by and among the Company and the shareholders set forth on the schedules thereto (the "Investors' Rights Agreement").

          SECTION 2.03  Litigation. There is no private or governmental action,
                        ----------
suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the knowledge of Stockholder or any of Stockholder's affiliates, threatened against Stockholder or any of Stockholder's affiliates or any of their respective properties or any of their respective officers or directors, in the case of a corporate entity (in their capacities as such) that, individually or in the aggregate, would reasonably be expected to materially delay or impair Stockholder's ability to consummate the transactions contemplated by this Agreement. There is no judgment, decree or order against Stockholder or any of Stockholder's affiliates, or, to the knowledge of Stockholder of any of Stockholder's affiliates, any of their respective directors or officers, in the case of a corporate entity (in their capacities as such), or any of their respective partners (in the case of a partnership) that could prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a material adverse effect on Stockholder's ability to consummate the transactions contemplated by this Agreement.

          SECTION 2.04  Absence of Claims. Stockholder has no knowledge of any
                        -----------------
cause of action or other claim that could have been, or in the future might be, asserted by Stockholder against the Company or any of its predecessors, successors, assigns, directors, employees, agents or representatives arising out of facts or circumstances occurring at any time on or prior to the date hereof, except for claims arising from (i) obligations under written agreements (which have been provided to Ashford prior to the execution of this Agreement and described on the Company Disclosure Schedule) between such Stockholder and the Company and (ii) obligations to pay any fees or salaries to (or provide other benefits to) such Stockholder in such Stockholder's capacity as a director, officer, employee or consultant to the Company.

          SECTION 2.05  Title to Shares.  As of the date of this Agreement,
                        ---------------
Stockholder is the record or beneficial owner of the Shares free and clear of all proxy or voting restrictions other than pursuant to this Agreement and the Existing Voting Agreement. The shares of Company Common Stock and Company Preferred Stock, including the options, warrants or other rights to acquire such stock, set forth on Exhibit A hereto, are all the securities of the Company
                    ---------
owned, directly or indirectly, of record or beneficially by the Stockholder on the date of this Agreement.

          SECTION 2.06  Accuracy of Representations. The representations and
                        ---------------------------
warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times until termination of this Agreement and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.

                                  ARTICLE III

                           COVENANTS OF STOCKHOLDER
                           ------------------------

          SECTION 3.01  Further Assurances. From time to time and without
                        ------------------
additional consideration, Stockholder shall (at Stockholder's sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Stockholder's sole expense) take such further actions, as Ashford may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

          SECTION 3.02  Release of Claims. (a) Stockholder, on behalf of
                        -----------------
Stockholder's affiliates or any of their respective officers or directors, in the case of a corporate entity, releases and forever discharges the Company and its predecessors, successor, assigns, officers, directors, stockholders, employees and agents, and each of them, from any and all claims, actions, causes of actions, suits, debts, liens, demands, contracts, liabilities, agreements, costs, expenses, or losses of any type, whether known or unknown, fixed or contingent, based on any fact or circumstance from the beginning of time to the date of this Agreement, including, without limitation, any claims arising from such Stockholder's employment with the Company or such Stockholders' ownership of the Shares, whether based on contract, tort, statute, local ordinance, regulation or any comparable law in any jurisdiction.

          (b) [Stockholder hereby acknowledges that the Stockholder has been advised by legal counsel and is familiar with Section 1542 of the California Civil Code, which provides as follows:

          A general release does not extend to claims that the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known to him must have materially affected his settlement with the debtor.

          Stockholder acknowledges in that connection that Stockholder may have sustained damage, loss, cost or expense that is presently unknown or unsuspected, and that such damage, loss, cost or expense as may have been sustained may give rise to additional damage, loss, cost or expense in the future. Nevertheless, Stockholder acknowledges that this Agreement has been negotiated and agreed upon in light of this situation and expressly waives any and all rights which the Stockholder may have under Section 1542 of the California Civil Code, or any other state or federal statute or common law principle of similar effect.]

          SECTION 3.03  Acknowledgement and Approval of the Merger Agreement.
                        ----------------------------------------------------
Stockholder hereby acknowledges and agrees that the Stockholder has received a copy of the Merger Agreement, including all schedules and exhibits thereto, and that Stockholder has reviewed and understands the terms thereof. Stockholder agrees to be bound by the terms of the Merger Agreement and all agreements contemplated thereby to which it is a party or by which it may be bound.

          SECTION 3.04  Acknowledgment of Liquidation Value.  Stockholder hereby
                        -----------------------------------
acknowledges that it has received a copy of the unaudited interim financial statements (balance sheet and income statement) of the Company dated as of November 30, 2000 and for the eleven-month period then ended (the "Financial Statements"). Stockholder further acknowledges that, based upon such Financial Statements, Stockholder may be entitled to receive greater value for its Shares upon a liquidation of the Company than it would receive in connection with the Merger. Notwithstanding this, Stockholder has made an independent determination to vote for the Merger in accordance with the terms of this Agreement.

          SECTION 3.05  Waiver of Dissenters' Rights. Stockholder hereby
                        ----------------------------
irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights and any similar rights relating to the Merger or any related transaction that Stockholder or any other person may have by virtue of the ownership of any Shares.

          SECTION 3.06  Amendment of Investors' Rights' Agreement. Stockholder
                        -----------------------------------------
hereby covenants and agrees to amend and cause to be amended the Investors' Rights Agreement to provide for termination of the Investors' Rights Agreement upon the consummation of the Merger.

                                  ARTICLE IV

                              GENERAL PROVISIONS
                              ------------------

          SECTION 4.01  Entire Agreement. This Agreement, the Merger Agreement
                        ----------------
and the other agreements referred to herein and therein constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. This Agreement may not be amended or modified except in an instrument in writing signed by, or on behalf of, the parties hereto.

          SECTION 4.02  Survival of Representations and Warranties. All
                        ------------------------------------------
representations and warranties made by Stockholder in this Agreement shall survive any termination of the Merger Agreement and this Agreement.

          SECTION 4.03  Indemnification. Stockholder shall hold harmless and
                        ---------------
indemnify Ashford and Ashford's affiliates from and against, and shall compensate and reimburse Ashford and Ashford's affiliates for, any loss, damage, claim, liability, fee (including attorney's fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly of indirectly suffered or incurred by Ashford or any of Ashford's affiliates, or to which Ashford or any of Ashford's affiliates otherwise becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to (i) any inaccuracy in or breach of any representation or warranty contained in this Agreement or (ii) any failure on the part of Stockholder to observe, perform or abide by, or any other breach of, any restriction, covenant, obligation or other provision contained in this Agreement.

          SECTION 4.04  Assignment. The provisions of this Agreement shall be
                        ----------
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that any assignment, delegation or
                                  -------- ----
attempted transfer any of rights, interests or obligations under this Agreement by either party without the prior written consent of the other party shall be void.

          SECTION 4.05  Fees and Expenses. Except as otherwise provided herein,
                        -----------------
all costs and expenses (including, without limitation, all fees and disbursements of counsel, accountants, investment bankers, experts and consultants to a party) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

          SECTION 4.06  Notices. All notices and other communications given or
                        -------
made pursuant hereto shall be in writing and shall be deemed effectively given:
(i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 4.06):

          (a)  if to Ashford:

               Ashford.com, Inc.
               3800 Buffalo Speedway, Suite 400
               Houston, Texas 77098
               Attention:  General Counsel, Gary Parazino
               Facsimile No.:  (713) 623-0444
               Phone No.:  (713) 369-1300
               Email address: gary@ashford.com

               with a copy to:

               Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP 2700 Via Fortuna, Suite 300
               Austin, Texas 78746
               Attention:  Anthony M. Allen
               Facsimile No.:  (512) 732-0081
               Email address: aallen@gunder.com

          (b)  If to the Stockholder to:

               c/o Stockholders' Representative
               [Name]
               [Address]
               Facsimile No.: [Number]
               Email address: [___]

               with a copy to:

               Guild.com, Inc.
               931 E. Main Street, Suite 3
               Madison, Wisconsin 53703
               Attention:  Gordon Mayer
               Facsimile No.:  (608) 257-2690
               Phone No.:  (608) 257-2590
               Email address: gmayer@guild.com
                              ----------------

               With a copy to:

               Briggs and Morgan
               2400 IDS Center, 80 South Eighth Street
               Minneapolis, Minnesota
               Attention: Brian Wenger
               Telephone No.: (612) 334-8400
               Facsimile No.: (612) 334-8650


          SECTION 4.07  Headings. The headings contained in this Agreement are
                        --------
for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          SECTION 4.08  Severability. If any term or other provision of this
                        ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner.

          SECTION 4.09  Specific Performance. The parties agree that irreparable
                        --------------------
damage would occur in the event that any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement, Ashford shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Ashford nor any other party shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this
Section 4.09, and Stockholder irrevocably waives any right Stockholder may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

          SECTION 4.10  Governing Law. This Agreement shall be governed by, and
                        -------------
construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that state without regard to any conflicts of laws. In any action between the parties hereto arising out of or relating to this Agreement or any of the transactions contemplated by this
Agreement: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in the State of Delaware, (b) if any such action is commenced in a state court, then, subject to applicable law, no party shall object to the removal of such action to any federal court located in Delaware, (c) each of the parties irrevocably waives the right to a trial by jury and (d) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid.

          SECTION 4.11  No Waiver. No failure or delay by any party in
                        ---------
exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Ashford shall not be deemed to have waived any claim available to it arising out of this Agreement, or any right, power or privilege hereunder, unless the waiver is expressly set forth in writing duly executed and delivered on behalf of Ashford. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 4.12  Counterparts. This Agreement may be executed in one or
                        ------------
more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                                   ARTICLE V

                      [REPRESENTATIONS AND WARRANTIES AND
                      -----------------------------------
                              COVENANTS OF SPOUSE
                              -------------------

          Spouse hereby severally represents and warrants and covenants to Parent as follows:

          SECTION 5.01  Waiver of Community Property Rights. Spouse shall not
                        -----------------------------------
assert or enforce, and does hereby waive, any rights granted under any community property statute with respect the Shares which would adversely affect the covenants made by Stockholder pursuant to this Agreement, the irrevocable proxy executed concurrently with this Agreement or the sale and transfer of the Shares to Parent pursuant to the terms of the Merger Agreement; provided,
                                                         --------
however, that Spouse does not relinquish, and shall not be prohibited from
-------
asserting, any rights the Spouse may have against the consideration received by Stockholder in exchange for the Shares. Spouse acknowledges receipt and review of a copy of the Merger Agreement and this Agreement.]


                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY.]

          IN WITNESS WHEREOF, each of Ashford.com, Inc., and Stockholder [and Spouse (solely for purposes of Article V hereof)] has executed or has caused this Agreement to be executed by its duly authorized officer as of the date first written above.


                                   ASHFORD.COM, INC.



                                   By:
                                      -----------------------------------------
                                      Name:   Kenneth E. Kurtzman
                                      Title:  Chief Executive Officer


                                   STOCKHOLDER



                                   --------------------------------------------
                                   Name:
                                   [Title:]


                                   [SPOUSE (Solely for Purposes of Article V
                                   Hereof)



                                   --------------------------------------------
                                   Name:]

                                   EXHIBIT A
                                   ---------

                                  SHARES HELD




                                                                 Number of Shares
                                                                    of Company
                                                                 Common Stock and
                                                                 Company Preferred
                 Number of Shares       Number of Shares        Stock Issuable upon
                    of Company             of Company              Exercise of
                   Common Stock         Preferred Stock          Options, Warrants
Name of         Owned Beneficially     Owned Beneficially       and Other Rights to
Stockholder        and of Record         and of Record           Acquire Such Stock
-----------     ------------------     ------------------       -------------------






                                   EXHIBIT B
                                   ---------

                               IRREVOCABLE PROXY

          The undersigned stockholder of Guild.com, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law)
      -------
appoints the directors on the Board of Directors of Ashford.com, Inc., a Delaware corporation ("Ashford"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

          This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and between Ashford and the undersigned stockholder (the "Voting Agreement"), and is granted in consideration of Ashford entering into that certain Agreement and Plan of Reorganization (the "Merger Agreement"), among Ashford, Ashford-Guild Art Corporation, a Delaware corporation and a wholly owned subsidiary of Ashford ("Merger Sub"), and the Company. The Merger Agreement provides for the merger of Merger Sub with and into the Company in accordance with its terms (the "Merger"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to
Section 7.1 thereof or (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.

          The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of stockholders of the Company and in every written consent in lieu of such meeting: (i) in favor of the Amendment, (ii) in favor of approval of the Merger, (iii) in favor of the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the terms thereof, (iv) in favor of each of the other actions contemplated by the Merger Agreement and any action required in furtherance hereof and thereof and (v) against any competing transaction (as defined in the Merger Agreement) or any other matter that could be reasonably be expected to delay or not to facilitate approval of the Merger.

          The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

          This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.


Dated: January ___, 2001



                         Signature of Stockholder:
                                                  -----------------------------
                         Print Name of Stockholder:
                                                   ----------------------------
                         Shares beneficially owned:

                              _____  shares of the Company Common Stock

                              _____ shares of the Company Common Stock issuable upon exercise of outstanding options or warrants



                      Signature Page to Irrevocable Proxy


                                      B-2